UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund II

WESTFIELD
CAPITAL
MANAGEMENT

Westfield Capital Large Cap Growth Fund
Westfield Capital Dividend Growth Fund

Annual Report **October 31, 2013**

Investment Adviser:
Westfield Capital Management Company, L.P.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

TABLE OF CONTENTS

Shareholders’ Letter	1

Schedules of Investments

Large Cap Growth Fund	6

Dividend Growth Fund	10

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	33

Disclosure of Fund Expenses	34

Trustees and Officers of The Advisors’ Inner Circle Fund II	36

Approval of Investment Advisory Agreement	42

Notice to Shareholders	48

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

Dear Shareholder:

The U.S. stock market advance, which began in March of 2009, continued in the past twelve months without even a moderate correction. U.S. equities happily overcame the interest rate volatility and brushed off the news of the U.S. government shutdown. Some of the strength can be attributed to accommodative monetary policy from the Federal Reserve, but investors have also taken notice of the improving economy. Even if domestic economic conditions may have weakened somewhat lately, the equity markets appear more reflective of the fact that surveys, like the ISM Purchasing Managers Index, have recovered to multi-year highs. If the global economy picks up in earnest, U.S. corporations could see expansion in sales volume, which should lead to higher earnings growth, alleviating concerns about the sustainability of sky-high valuations.

The Westfield Large Cap Growth Fund (“the Fund”) Institutional Class Shares gained 32.33% for the twelve month period ending October 31, 2013, outperforming the Russell 1000 Growth index, which rose 28.30%. The outperformance was broad-based, with eight economic sectors generating incremental gains. Portfolio investments in Health Care, Consumer Discretionary, and Consumer Staples drove most of the relative performance upside. The Industrials sector was the only source of meaningful relative weakness.

The Health Care sector contributed 179 bps to relative returns, outperforming across multiple sub-industries. The portfolio’s exposure to the sector increased by 400 bps during the period, consistent with our view that the space offers attractive investment opportunities ahead of the Affordable Care Act implementation. Biotechnology company Celgene Corp. returned 102.48% in the twelve month period, contributing 345 bps to the portfolio’s absolute return and providing 199 bps to its relative return during the period. Despite the sizeable price move, the stock remains one of our highest conviction holdings. We believe the company’s cancer drug Revlimid will remain a powerful engine of Celgene’s future revenue growth, and are also extremely enthusiastic about the company’s expansive pipeline of new product candidates. Laboratory tools manufacturer Thermo Fisher Scientific Inc. also contributed meaningfully to relative returns. This well-diversified company offers above average earnings visibility given the high percentage of recurring revenues within its core business segments. Thermo’s

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

experienced management team has expertly steered the company through the current lean environment brought about by the sequester budget cuts. The company’s annual analyst day held in May highlighted management’s enthusiasm for its acquisition of Life Technologies Corp. The deal is expected to close in 2014 and is likely to drive earnings upside in the next several years, given considerable cost and revenue synergies between the two companies.

Consumer Staples added 109 bps to the incremental performance benefit. Some of the elative performance upside stemmed from the Fund’s deliberate lack of exposure to the tobacco industry, but it was positive stock selection that generated the bulk of excess returns. The Hershey Company was one of the performance highlights within the sector. The company continued to deliver solid gains, benefiting from its leadership position within the food category, its strong pricing power, and its ability to expand market share. Whole Foods Market Inc., an operator of organic and natural foods stores, also augmented relative returns. The company has been known for its excellent competitive position and visionary management team, yet the stock was penalized earlier in the year after missing lofty consensus expectations for quarterly comparative sales. We did not believe the first quarter shortfall was a harbinger of deteriorating fundamentals and opportunistically added to our position back in February. The stock rebounded by late spring and has continued to advance, helped by two consecutive quarters of solid operational results.

The Consumer Discretionary sector generated 96 bps of relative gains. The Fund’s investments within the sector were diversified across ten sub-industries, which helped provide exposure to areas more sensitive to consumer spending, such as retail, as well as to less cyclical industries like cable and satellite. Priceline.com Inc., a global on-line travel company, was one of the top performers within the sector. The company’s profits have been fueled by steady growth of its Booking.com business in the U.S. and Priceline.com is a direct beneficiary of any potential pickup in the European economy. Viacom Inc., which owns and operates cable networks, and the specialty coffee purveyor Starbucks Corporation also advanced during the period, helping relative performance. We continue to be bullish on the automotive sector and bought BorgWarner Inc., which makes systems for improved fuel economy and emissions, as well as Johnson Controls, Inc., which focuses on automotive batteries and car interior products.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

Despite gaining 34.8% during the past twelve months, investments within Industrials detracted 43 bps from relative results. The Fund’s underweight to such a strong sector was partially responsible for the relative performance shortfall. Specifically, we avoided airlines, which were some of the best performing stocks in the index, as we were unable to reconcile the industry’s structural issues with our fundamental approach to valuing stocks. However, in aggregate, we increased our exposure to the sector, initiating investments across four different sub-industries. We remain enthusiastic about areas that benefit from a U.S. manufacturing renaissance. On the margin, a little more non-U.S. exposure through domestic investments has also been of interest to us. Consistent with this outlook, we bought truck manufacturers Caterpillar Inc. and Paccar, Inc. We also continue to like companies within less economically cyclical segments, such as research and consulting services. Global data measurement company Nielsen Holdings is another recent addition to the Fund.

Looking ahead, we are optimistic not only for economic expansion but also for further stock market price appreciation. Since the beginning of 2012, we have maintained a generally domestic orientation to portfolio positioning. However, we are encouraged by the green shoots outside the U.S. that many of the global growth-cyclical companies we follow have been seeing. While near-term uncertainties caused by the fiscal stalemate in Washington D.C. may cause the market to back away from the recent all-time highs, we would not be surprised to see stocks overcome perceived worries and deliver further upside in the months ahead. As ever, we continue to build the portfolio on a foundation of organic-growth.

Westfield Capital Management Company, L.P.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-454-0738. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A fully compliant GIPS presentation also is available upon request.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The product is evaluated against the Russell 1000® Growth index, which is designed to measure the large-cap growth segment of the U.S. equity universe. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. Stock performance is based on price movement during the quarter or for the time held during the quarter.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the Fund. Diversification does not protect against market risk. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in securities of MLPs involve risk that differ from investments in common stock including related to limited control and limited rights to vote on matters affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. There is no assurance or guarantee that companies that issue dividends will declare or continue to pay or increase higher dividends.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-454-0738. Read the prospectus carefully before investing or sending money.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional or Investor Class Shares, versus Russell 1000 Growth Index

	AVERAGE TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2013(1)
	One Year Return	Annualized Inception to Date*
Institutional Class Shares	32.33%	13.44%
Investor Class Shares	31.92%	13.28%
Russell 1000 Growth Index	28.30%	15.29%

*	Commenced operations on July 13, 2011.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%
	Shares	Value

CONSUMER DISCRETIONARY — 18.4%
Amazon.com*	10,105	$3,678,523
BorgWarner	26,350	2,717,475
Comcast, Cl A	81,695	3,887,048
Home Depot	45,130	3,515,176
Johnson Controls	54,590	2,519,329
Las Vegas Sands	30,990	2,176,118
Lennar, Cl A	59,510	2,115,581
priceline.com*	4,163	4,387,094
Starbucks	42,610	3,453,540
Viacom, Cl B	41,610	3,465,697
Walt Disney	55,210	3,786,854

		35,702,435

CONSUMER STAPLES — 7.0%
Costco Wholesale	31,620	3,731,160
Hershey	38,160	3,786,998
Mondelez International, Cl A	108,240	3,641,194
Whole Foods Market	38,700	2,443,131

		13,602,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

ENERGY — 6.7%
Halliburton	64,790	$3,435,814
National Oilwell Varco	51,020	4,141,803
Suncor Energy	67,910	2,468,529
Valero Energy	72,130	2,969,592

		13,015,738

FINANCIALS — 5.9%
American International Group	74,020	3,823,133
American Tower, Cl A REIT	23,280	1,847,268
JPMorgan Chase	51,380	2,648,125
State Street	43,650	3,058,556

		11,377,082

HEALTH CARE — 20.9%
AbbVie	79,830	3,867,763
Actavis*	26,760	4,136,561
Amgen	32,340	3,751,440
Bristol-Myers Squibb	108,730	5,710,500
Cardinal Health	68,690	4,029,355
Celgene*	51,140	7,593,779
Cooper	28,230	3,647,598
Teva Pharmaceutical Industries ADR	77,410	2,871,137
Thermo Fisher Scientific	50,780	4,965,268

		40,573,401

INDUSTRIALS — 12.9%
AMETEK	72,120	3,449,499
Caterpillar	23,020	1,918,947
CSX	101,160	2,636,230
Danaher	48,060	3,464,645
Nielsen Holdings	72,540	2,860,978
PACCAR	33,950	1,887,620

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Precision Castparts	16,630	$4,214,873
United Technologies	43,235	4,593,719

		25,026,511

INFORMATION TECHNOLOGY — 20.3%
Altera	42,460	1,426,656
Apple	14,994	7,832,116
Cognizant Technology Solutions, Cl A*	7,415	644,586
eBay*	30,770	1,621,887
EMC	89,020	2,142,711
Facebook, Cl A*	62,440	3,138,235
Google, Cl A*	8,323	8,577,517
International Business Machines	11,565	2,072,563
QUALCOMM	43,200	3,001,104
Salesforce.com*	76,860	4,101,250
Visa, Cl A	24,325	4,783,998

		39,342,623

MATERIALS — 6.0%
Ecolab	19,390	2,055,340
FMC	45,510	3,311,308
Monsanto	29,840	3,129,619
PPG Industries	17,090	3,120,292

		11,616,559

TOTAL COMMON STOCK (Cost $143,021,709)		190,256,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2013

SHORT-TERM INVESTMENT (A) — 5.9%

	Shares	Value

Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.010% (Cost $11,421,772)	11,421,772	$11,421,772

TOTAL INVESTMENTS — 104.0% (Cost $154,443,481)		$201,678,604

Percentages are based on Net Assets of $193,876,939.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2013.
ADR —	American Depositary Receipt
Cl —	Class
REIT —	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2013

Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.1%
	Shares	Value

CONSUMER DISCRETIONARY — 15.5%
Comcast, Cl A	36,640	$1,743,331
Garmin	23,450	1,096,288
Genuine Parts	16,580	1,307,001
Home Depot	16,740	1,303,879
Time Warner	21,190	1,456,601
Tupperware Brands	17,170	1,539,290
Walt Disney	14,950	1,025,420
Wyndham Worldwide	18,400	1,221,760

		10,693,570

CONSUMER STAPLES — 18.2%
B&G Foods	40,150	1,359,078
Coca-Cola Femsa ADR	6,990	849,565
Colgate-Palmolive	21,650	1,401,404
Hershey	15,060	1,494,554
Ingredion	13,030	856,853
JM Smucker	11,970	1,331,184
Kimberly-Clark	11,910	1,286,280
Mead Johnson Nutrition, Cl A	16,920	1,381,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — continued
Mondelez International, Cl A	38,530	$1,296,149
PepsiCo	14,880	1,251,259

		12,508,013

ENERGY — 9.4%
Enterprise Products Partners LP (A)	13,680	865,670
Marathon Petroleum	10,280	736,665
National Oilwell Varco	17,660	1,433,639
Phillips 66	22,190	1,429,702
Suncor Energy	27,290	991,991
Western Refining	30,400	981,008

		6,438,675

FINANCIALS — 7.3%
Arbor Realty Trust REIT	149,650	995,172
JPMorgan Chase	18,450	950,913
MetLife	22,030	1,042,239
Raymond James Financial	21,690	990,149
State Street	14,900	1,044,043

		5,022,516

HEALTH CARE — 18.8%
Abbott Laboratories	36,840	1,346,502
AbbVie	31,400	1,521,330
Amgen	11,700	1,357,200
Bristol-Myers Squibb	35,570	1,868,137
CR Bard	8,720	1,187,838
GlaxoSmithKline ADR	18,020	948,393
Pfizer	62,640	1,921,795
Sanofi ADR	28,240	1,510,275
Teva Pharmaceutical Industries ADR	34,080	1,264,027

		12,925,497

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 9.8%
General Electric	53,940	$1,409,992
Harsco	48,650	1,356,362
Macquarie Infrastructure	28,500	1,564,935
Watsco	10,500	1,000,545
WW Grainger	5,170	1,390,575

		6,722,409

INFORMATION TECHNOLOGY — 8.9%
Analog Devices	19,810	976,633
Apple	4,460	2,329,681
Automatic Data Processing	18,175	1,362,580
Jack Henry & Associates	26,290	1,435,697

		6,104,591

MATERIALS — 7.7%
Air Products & Chemicals	10,830	1,180,578
Eastman Chemical	16,830	1,326,036
Packaging Corp of America	23,740	1,478,527
Rockwood Holdings	20,410	1,290,933

		5,276,074

UTILITIES — 3.5%
American Water Works	32,300	1,384,701
Questar	43,150	1,020,929

		2,405,630

TOTAL COMMON STOCK (Cost $57,585,083)		68,096,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2013

SHORT-TERM INVESTMENT (B) — 0.8%

	Shares	Value

Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.010% (Cost $569,757)	569,757	$569,757

TOTAL INVESTMENTS — 99.9% (Cost $58,154,840)		$68,666,732

Percentages are based on Net Assets of $68,713,258.
(A)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2013 was $865,670 or 1.3% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of October 31, 2013.
ADR —	American Depositary Receipt
Cl —	Class
LP —	Limited Partnership
REIT —	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Growth Fund	Dividend Growth Fund

Assets:
Investments, at Value (Cost $154,443,481 and $58,154,840, respectively)	$201,678,604	$68,666,732
Receivable for Capital Shares Sold	172,438	—
Dividends Receivable	44,613	62,000
Prepaid Expenses	19,390	5,657
Deferred Offering Costs (See Note 2)	—	48,200

Total Assets	201,915,045	68,782,589

Liabilities:
Payable for Investment Securities Purchased	7,699,179	—
Income Tax Expense Payable	144,243	—
Payable due to Adviser	94,076	24,643
Payable due to Administrator	19,107	6,845
Payable due to Trustees	4,498	1,597
Chief Compliance Officer Fees Payable	2,681	952
Payable due to Shareholder Servicing Agent (Investor Class Shares)	434	2
Other Accrued Expenses	73,888	35,292

Total Liabilities	8,038,106	69,331

Net Assets	$193,876,939	$68,713,258

Net Assets Consist of:
Paid-in Capital	$136,445,208	$54,966,223
Undistributed Net Investment Income	599,812	282,934
Accumulated Net Realized Gain on Investments	9,596,796	2,952,209
Net Unrealized Appreciation on Investments	47,235,123	10,511,892

	$193,876,939	$68,713,258

Institutional Class Shares:
Net Assets	$193,683,500	$68,685,976
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	14,671,684	6,628,293
Net Asset Value, Offering and Redemption Price Per Share	$13.20	$10.36

Investor Class Shares:
Net Assets	$193,439	$27,282
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	14,546	2,633
Net Asset Value, Offering and Redemption Price Per Share	$13.30	$10.36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE YEAR OR PERIOD
ENDED OCTOBER 31, 2013

STATEMENTS OF OPERATIONS
	Large Cap Growth Fund	Dividend Growth Fund*

Investment Income
Dividends	$2,515,546	$440,771
Less: Foreign Taxes Withheld	(10,586)	—

Total Investment Income	2,504,960	440,771

Expenses
Investment Advisory Fees	1,073,155	127,310
Administration Fees	198,123	20,798
Trustees’ Fees	15,028	1,728
Chief Compliance Officer Fees	8,497	952
Shareholder Servicing Fees (Investor Class Shares)	356	2
Income Tax Expense(1)	144,243	—
Transfer Agent Fees	83,437	18,884
Registration Fees	33,944	7,527
Audit Fees	33,912	11,633
Legal Fees	24,841	4,288
Printing Fees	23,294	4,572
Custodian Fees	11,014	879
Deferred Offering Costs (See Note 2)	—	18,337
Insurance and Other Expenses	4,761	3,033

Total Expenses	1,654,605	219,943

Less:
Waiver of Investment Advisory Fees	(106,708)	(58,712)
Fees Paid Indirectly	(5)	(1)

Net Expenses	1,547,892	161,230

Net Investment Income	957,068	279,541

Net Realized Gain on Investments	11,284,625	2,955,602
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,634,782	(840,405)

Net Realized and Unrealized Gain on Investments	44,919,407	2,115,197

Net Increase in Net Assets Resulting from Operations	$45,876,475	$2,394,738

*	Commenced operations on July 26, 2013.

(1)	Income tax expenses accrued during the year were considered extraordinary fees and were accrued outside of the Adviser’s expense limitation agreement (See Note 5).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2013	Year Ended October 31, 2012

Operations:
Net Investment Income	$957,068	$1,034,497
Net Realized Gain on Investments	11,284,625	1,217,404
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,634,782	7,913,697

Net Increase in Net Assets Resulting from Operations	45,876,475	10,165,598

Dividends and Distributions:
Net Investment Income:
Institutional Class	(1,463,739)	(68,686)
Investor Class	—	(174)
Net Realized Gains:
Institutional Class	(111,671)	—
Investor Class	(70)	—

Total Dividends and Distributions	(1,575,480)	(68,860)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	32,832,012	46,436,033
Reinvestment of Distributions	1,553,977	67,678
Redeemed	(26,997,050)	(16,597,282)

Net Institutional Class Share Transactions	7,388,939	29,906,429

Investor Class Shares
Issued	76,073	31,254,634
Reinvestment of Distributions	70	27
Redeemed	—	(29,595,205)

Net Investor Class Share Transactions	76,143	1,659,456

Net Increase in Net Assets from Share Transactions	7,465,082	31,565,885

Total Increase in Net Assets	51,766,077	41,662,623

Net Assets:
Beginning of Year	142,110,862	100,448,239

End of Year (including undistributed net investment income of $599,812 and $965,637, respectively)	$193,876,939	$142,110,862

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2013*

Operations:
Net Investment Income	$279,541
Net Realized Gain on Investments	2,955,602
Net Change in Unrealized Appreciation (Depreciation) on Investments	(840,405)

Net Increase in Net Assets Resulting from Operations	2,394,738

Capital Share Transactions:(1)
Institutional Class Shares
Issued	1,238,300
Issued in Connection with In-Kind Transfer**	65,053,828
Redeemed	(104)

Net Institutional Class Share Transactions	66,292,024

Investor Class Shares
Issued	26,600
Redeemed	(104)

Net Investor Class Share Transactions	26,496

Net Increase in Net Assets from Share Transactions	66,318,520

Total Increase in Net Assets	68,713,258

Net Assets:
Beginning of Period	—

End of Period (including undistributed net investment income of $282,934)	$68,713,258

*	Commenced operations on July 26, 2013.

**	See Note 1 in the Notes to Financial Statements.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.07		0.08	(0.00	)^
Net Realized and Unrealized Gain (Loss)	3.16		0.79	(0.77)

Total from Operations	3.23		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.11)		(0.01)	—	^
Net Realized Gains	(0.01)		—	—

Total Dividends and Distributions	(0.12)		(0.01)	—

Net Asset Value, End of Period	$13.20		$10.09	$9.23

Total Return†	32.33%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$193,684		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.94	%(3)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.00%		0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%		0.81%	(0.12	)%**
Portfolio Turnover Rate	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.94%, 0.85% and 0.85%, respectively.

(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	3.19		0.82	(0.76)

Total from Operations	3.22		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	—		0.00 (3)	—
Net Realized Gains	(0.01)		—	—

Total Dividends and Distributions	(0.01)		0.00 (3)	—

Net Asset Value, End of Period	$13.30		$10.09	$9.23

Total Return†	31.92%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$193		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.19	%(4)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.25%		1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%		0.36%	(0.41	)%**^
Portfolio Turnover Rate	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.19%, 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

(4)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.04
Net Realized and Unrealized Gain	0.32

Total from Operations	0.36

Dividends and Distributions from:
Net Investment Income	—

Total Dividends and Distributions	—

Net Asset Value, End of Period	$10.36

Total Return†	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30	%**
Ratio of Net Investment Income to Average Net Assets	1.65	%**
Portfolio Turnover Rate	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.95%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.04
Net Realized and Unrealized Gain	0.32

Total from Operations	0.36

Dividends and Distributions from:
Net Investment Income	—

Total Dividends and Distributions	—

Net Asset Value, End of Period	$10.36

Total Return†	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$27
Ratio of Expenses to Average Net Assets(2)	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.31	%**
Ratio of Net Investment Income to Average Net Assets	1.36	%**
Portfolio Turnover Rate	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.00%.

Amounts designated as “—” are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the year or period ended October 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year or period ended October 31, 2013, there were no Level 3 securities.

During the year ended October 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense related to uncertain tax positions in the current period. However, management’s

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open two tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year or period ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when such gains are realized. As of October 31, 2013, the Fund recorded an income tax liability, including interest and penalties, of $144,243 relating to the recognition of realized gains on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Master Limited Partnerships — The Dividend Growth Fund may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. The Dividend Growth Fund is invested in the MLP as a limited partner.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Dividend Growth Fund. As of October 31, 2013, the remaining amount still to be amortized for the Dividend Growth Fund was $48,200.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $120,000 per Fund, plus $15,000 for each additional class created, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Funds’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2013, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $356 and $2, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2013, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $5 and $1, respectively, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statements of Operations.

Citibank, N.A. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2014. As of October 31, 2013, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $108,061, $188,557 and $106,708, expiring in 2014, 2015 and 2016 respectively. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015. As of October 31, 2013, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $58,712, expiring in 2016.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

6. Share Transactions:

Large Cap Growth Fund	Year Ended October 31, 2013	Year Ended October 31, 2012

Share Transactions:
Institutional Class Shares
Issued	2,856,321	4,907,234
Reinvested	153,516	7,579
Redeemed	(2,408,262)	(1,699,051)

Net Institutional Share Transactions	601,575	3,215,762

Investor Class Shares
Issued	6,903	3,037,676
Reinvested	7	3
Redeemed	—	(3,057,821)

Net Investor Share Transactions	6,910	(20,142)

Dividend Growth Fund	Period Ended October 31, 2013*

Share Transactions:
Institutional Class Shares
Issued	122,920
Issued in Connection with In-Kind Transfer**	6,505,383
Redeemed	(10)

Net Institutional Share Transactions	6,628,293

Investor Class Shares
Issued	2,643
Redeemed	(10)

Net Investor Share Transactions	2,633

*	Commenced operations on July 26, 2013.
**	See Note 1.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

7. Investment Transactions:

For the year or period ended October 31, 2013, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales
Large Cap Growth Fund	$119,433,422	$114,270,555
Dividend Growth Fund	73,558,412	18,925,538

There were no purchases or sales of long-term U.S. Government securities for either fund.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences are primarily attributable to Built-In Gains Tax and REIT adjustments and have been classified to/(from) the following for the year ended October 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large Cap Growth Fund	$140,846	$(140,846)
Dividend Growth Fund	3,393	(3,393)

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

The tax character of dividends and distributions declared for the Large Cap Growth Fund during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$1,463,739	$111,741	$1,575,480
2012	68,860	—	68,860

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Large Cap Growth Fund	Dividend Growth Fund
Undistributed Ordinary Income	$2,928,953	$773,915
Undistributed Long-Term Capital Gain	8,083,390	2,442,486
Unrealized Appreciation	46,419,386	10,530,634
Other Temporary Differences	2	—

Total Distributable Earnings	$57,431,731	$13,747,035

Under the Regulated Investment Company Modernization Act of 2010, the Large Cap Growth Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2013, the Large Cap Growth Fund utilized capital loss carryforwards of $25,402 to offset capital gains. As of October 31, 2013, the Large Cap Growth Fund had no capital loss carryforwards.

For Federal income tax purposes, the cost of securities owned at October 31, 2013, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and master limited partnership basis adjustments which are temporary adjustments for Federal income tax purposes in the current period.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2013, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$155,259,218	$47,520,887	$(1,101,501)	$46,419,386
Dividend Growth Fund	58,136,098	11,140,812	(610,178)	10,530,634

9. Other:

At October 31, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	1	25%
Large Cap Growth Fund, Investor Class	2	100%
Dividend Growth Fund, Institutional Class	3	56%
Dividend Growth Fund, Investor Class	1	94%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Westfield Capital Large Cap Growth Fund and

Westfield Capital Dividend Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the portfolios constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,163.00	1.01%†	$5.52
Investor Class	1,000.00	1,162.60	1.27 †	6.92

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.10	1.01%	$5.16
Investor Class	1,000.00	1,018.80	1.27	6.46
Dividend Growth Fund***
Actual Fund Return
Institutional Class	$1,000.00	$1,036.00	0.95%	$2.57	**
Investor Class	1,000.00	1,036.00	1.00	2.71	**

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.42	0.95%	$4.84
Investor Class	1,000.00	1,020.16	1.00	5.09

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 97/365.

***	Commenced operations on July 26, 2013.

†	The annualized expense ratios include extraordinary income tax expense incurred during the six month period.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.

None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.

JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Officer

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 14, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was approved, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Cost of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on May 14, 2013 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) to the extent available, information regarding the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio manager proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Cost of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Fund is new and has not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Fund is designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)
Large Cap Growth Fund	92.91%	7.09%	100.00%	90.09%	90.46%	0.00%
Dividend Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut, and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2013. Complete information will be computed and reported with your 2013 Form 1099-DIV.

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$43,000	$0	$0	$20,808	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $50,000 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson, Treasurer,
Controller & CFO
Date: January 9, 2014